CONTINGENCIES	12 Months Ended
Jun. 24, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
In connection with the sale of restaurants to franchisees and brand divestitures, we have, in certain cases, guaranteed lease payments. As of June 24, 2015 and June 25, 2014, we have outstanding lease guarantees or are secondarily liable for $98.9 million and $116.5 million, respectively. This amount represents the maximum potential liability of future payments under the guarantees. These leases have been assigned to the buyers and expire at the end of the respective lease terms, which range from fiscal 2016 through fiscal 2025. In the event of default, the indemnity and default clauses in our assignment agreements govern our ability to pursue and recover damages incurred. No material liabilities have been recorded as of June 25, 2014, as the likelihood of default by the buyers on the assignment agreements was deemed to be less than probable. Our secondary liability position will be reduced by approximately $19.0 million in the first quarter of fiscal 2016 related to the Pepper Dining acquisition. See Note 16 for additional disclosures related to the acquisition.

We provide letters of credit to various insurers to collateralize obligations for outstanding claims. As of June 24, 2015, we had $32.1 million in undrawn standby letters of credit outstanding. All standby letters of credit are renewable annually.

Evaluating contingencies related to litigation is a complex process involving subjective judgment on the potential outcome of future events and the ultimate resolution of litigated claims may differ from our current analysis.  Accordingly, we review the adequacy of accruals and disclosures pertaining to litigated matters each quarter in consultation with legal counsel and we assess the probability and range of possible losses associated with contingencies for potential accrual in the consolidated financial statements.

In August 2004, certain current and former hourly restaurant team members filed a putative class action lawsuit against us in California Superior Court alleging violations of California labor laws with respect to meal periods and rest breaks, styled as Hohnbaum, et al. v. Brinker Restaurant Corp., et al. On August 6, 2014, the parties reached a preliminary settlement agreement, which remained subject to court approval, to resolve all claims in exchange for a settlement payment not to exceed $56.5 million.  On December 12, 2014, the court granted final approval of the settlement agreement. In February 2015, we funded the settlement in the amount of $44.0 million against our previously established reserve. We do not expect any further payments related to this matter.

We are engaged in various other legal proceedings and have certain unresolved claims pending. Reserves have been established based on our best estimates of our potential liability in certain of these matters. Based upon consultation with legal counsel, Management is of the opinion that there are no matters pending or threatened which are expected to have a material adverse effect, individually or in the aggregate, on our consolidated financial condition or results of operations.